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                                                                   EXHIBIT 23(e)

                      CONSENT OF THE CARSON MEDLIN COMPANY


         The undersigned hereby consent, pursuant to the Securities Act of 1933, as amended, to the reference made to the firm under the caption "Background of the Merger" in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 of Citi-Bancshares, Inc.



                                        /S/ THE CARSON MEDLIN COMPANY



Tampa, Florida
February 14, 1996